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                                                                   Exhibit 10.24



                      FORM OF AGREEMENT TO DEFEND AND INDEMNIFY
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     THIS AGREEMENT is made as of _______________, 199__ between
_________________ (the "Indemnified Party") and ECC International Corp. (the "Corporation").

     WHEREAS, the Indemnified Party is currently an officer and/or member of the Board of Directors of the Corporation; and

     WHEREAS, the Indemnified Party may resign as an officer and/ or member of the Board of Directors if contractual indemnification is not provided; and

     WHEREAS, the Corporation desires to retain the valuable services of the Indemnified Party as an officer and/or member of the Board of Directors; and

     WHEREAS, the parties hereto wish to provide for contractual indemnification;

     NOW, THEREFORE, the following is mutually agreed upon and understood:

     1. The date of any involuntary removal or voluntary resignation of the Indemnified Party as an officer and/or member of the Board of Directors of the Corporation is referred to herein as the "Service Termination Date."

     2. To the extent legally permissible, the Corporation shall indemnify the Indemnified Party if he was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he was prior to the Service Termination Date or is a director, officer, employee or agent of the Corporation, or was prior to the Service Termination Date or is serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, whether or not he continues to hold such position at the time the loss or expense is incurred, and whether or not such action, suit or proceeding is brought after the Service Termination Date; provided that no indemnification shall be provided with respect to any claim, issue or matter as to which the Indemnified Party shall not have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, as to which the

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Indemnified Party had reasonable cause to believe his conduct was unlawful.

     3. To the extent legally permissible, the Corporation shall indemnify the Indemnified Party if he was or is a party or is threatened to be made a party to any threatened, pending, or completed derivative action, suit or proceeding, whether civil, criminal, administrative or investigative, brought by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was prior to the Service Termination Date a director, officer, employee or agent of the Corporation, or is or was prior to the Service Termination Date serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action, suit or proceeding whether or not he continues to hold such position at the time the expense is incurred, and whether or not such action, suit, or proceeding is brought after the Service Termination Date; provided that no indemnification shall be provided with respect to (1) any claim, issue or matter as to which the Indemnified Party shall not have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, or (2) any claim, issue or matter as to which the Indemnified Party shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation, unless and only to the extent that, the Delaware Court of Chancery or the court in which such action, suit or proceeding was brought shall determine, upon application, that in view of all the circumstances the Indemnified Party is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

     4. For purposes of this Agreement, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to herein.

     5. If any claim, action, suit or proceeding in which the Indemnified Party becomes involved as aforesaid is disposed of, on



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the merits or otherwise, without the disposition being adverse to the
Indemnified Party; without an adjudication that the Indemnified Party was negligent or guilty of misconduct in the performance of his duty to the Corporation; without a plea of guilty or of NOLO CONTENDERE by the Indemnified Party; and without an adjudication that the Indemnified Party did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation (and, with respect to any criminal action or proceeding, without an adjudication that the Indemnified Party had reasonable cause to believe his conduct was unlawful); the Indemnified Party shall be considered for the purposes hereof to have been wholly successful with respect thereto and shall be entitled to indemnification hereunder as of right.

     6. In all cases other than those with respect to which the Indemnified Party is entitled to indemnification as of right under paragraph 5 hereof, any indemnification hereunder shall be made as of right unless after investigation
(a) by the Board of Directors by a majority vote of a quorum consisting of directors who are not parties to such action, suit or proceeding, or (b) if such a quorum is not obtainable or, even if obtainable, a quorum of disinterested directors so directs, by written opinion of independent legal counsel, it shall be determined by clear and convincing evidence that the Indemnified Party did not act in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Corporation (and with respect to any criminal action or proceeding, that the Indemnified Party had reasonable cause to believe his conduct was unlawful), except that in any case, no indemnification shall be provided if the Indemnified Party shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless, as specified in paragraph 3 hereof, the Delaware Court of Chancery or the court in which such action, suit, or proceeding was brought shall have determined that the Indemnified Party is fairly and reasonably entitled to indemnity.

     7. The termination of any action, suit or proceeding by judgement, order, settlement, conviction, consent decree or upon a plea of NOLO CONTENDERE or its equivalent, shall not, of itself, create a presumption that the Indemnified Party did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, or with respect to any criminal action or proceeding, that the Indemnified Party had reasonable cause to believe that his conduct was unlawful.

     8. Expenses incurred by the Indemnified Party in defending a civil or criminal action, suit or proceeding for which he may be or is entitled to be indemnified pursuant to paragraphs 2, 3, 4, 5



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and 6 hereof shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the Indemnified Party to repay such amount if it shall ultimately be determined that he is not entitled to indemnification by the Corporation. Such undertaking may be accepted without reference to the financial ability of the Indemnified Party to make repayment.

     9. The rights of indemnification provided in this Agreement shall be in addition to any rights to which the Indemnified Party may otherwise be entitled by other agreements or as a matter of law including, without limitation, under the Certificate of Incorporation or by By-Laws of the Corporation, and shall inure to the benefit of the heirs, executors and administrators of the Indemnified Party.

     10. The rights of indemnification provided hereby shall be in addition to and shall not be affected by the existence of any directors' and officers' liability insurance policy which exists as of the date of this Agreement or as of the date a claim is made under this Agreement; provided, however, that to the extent that any claim made under this Agreement is covered by a directors' and officers' liability insurance policy, the Corporation will only provide coverage for such a claim under this Agreement after the full coverage under any applicable directors' and officers' insurance policies is exhausted or coverage thereunder otherwise becomes unavailable.

     11. The Indemnified Party, upon learning of any claim, action, suit or proceeding for which a claim will be made by the Indemnified Party under this Agreement, shall notify the Corporation in writing within a reasonable time after he first obtains knowledge of such claim, action, suit or proceeding. Upon receiving such notice, the Corporation may at its election, take control of the defense of such claim, action, suit or proceeding.

     12. All notices required to be given to the Corporation under this Agreement shall be delivered to it in care of:

                        Executive Vice President
                        ECC International Corp.
                        175 Strafford Avenue, Suite 116
                        Strafford, PA 19087-3377

                        with a copy to:
                        Martin S. Kaplan, Esq.
                        Hale and Dorr
                        60 State Street
                        Boston, MA  02109




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     13. All notices required to be given to the Indemnified Party under this
Agreement shall be delivered to the Indemnified Party at the following address:





     14. This Agreement shall not be construed against the party preparing it, but shall be construed as if both parties jointly prepare this Agreement and any uncertainty and ambiguity shall not, on that ground, be interpreted against any one party.

     15. The Corporation and the Indemnified Party each represent and warrant that the terms of this Agreement are fully understood and voluntarily accepted.

     16. Both parties hereto expressly retain the right from time to time to seek to amend the terms of this Agreement, provided that any such amendment is accomplished in writing and executed by both parties hereto.

     17. In consideration of obtaining this Agreement the Indemnified Party hereby agrees not to exercise his right under the Corporation's By-Laws to voluntarily resign as a director of the Corporation unless such resignation is accepted by a majority vote of the remaining members of the Corporation's Board of Directors.

     18. This Agreement will expire six years from and after the Service Termination Date, except that it will continue in effect with respect to any claim, action, suit or proceeding pending on such expiration date until the final resolution or disposition thereof.

     19. This Agreement (i) constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof, and (ii) shall be binding upon the successors and assigns of the Corporation.

     20. If any term, provisions, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     21. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.



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     22. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.




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                                       ECC International Corp.


                                       By: -------------------------------------





























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